UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to §240.14a-12

Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On September 25, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to www.ADPascending.com:

ADPASCENDING
HOME | HOW TO VOTE | THE NOMINEES | INVESTOR MATERIALS | REACTIONS | CONTACT



PRESENTATIONS & VIDEOS

TIMELINE | PRESS RELEASES | PRESENTATIONS & VIDEOS | QUESTIONS | LETTERS & FILINGS

PRESENTATIONS


Pershing Square's Response To
ADP's September 12th
Investor Presentation
September 25, 2017
ADPASCENDING

Pershing Square's Response to ADP's September 12th Investor Presentation
September 25, 2017

DOWNLOAD PRESENTATION


ADP
The Time is Now
August 17, 2017

ADP: The Time is Now
August 17, 2017

Pershing Square presents the conclusions of its extensive research about ADP.

DOWNLOAD PRESENTATION

TRANSCRIPT

DOWNLOAD EXECUTIVE SUMMARY

VIDEOS


CARLOS RODRIGUEZ
ACKMAN: ADP BUSINESS IS NOT HITTING ON ALL CYLINDERS
CNBC

Bill Ackman on CNBC with Scott Wapner September 20, 2017 (Part 1)


ACKMAN: ADP BUSINESS IS NOT HITTING ON ALL CYLINDERS
CNBC

Bill Ackman on CNBC with Scott Wapner September 20, 2017 (Part 2)


ADPASCENDING
YOUR VOTE IS IMPORTANT. VOTE GOLD!
ADPascending.com

How You Can Help Unlock ADP's Potential

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Contacts

Pershing Square
Fran McGill
212 909 2455
McGill@persq.com

Rubenstein
Steve Murray
212 843 8293
smurray@rubenstein.com

Eric Kuo
212 843 8494
ekuo@rubenstein.com

© 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings

PROXY STATEMENT

ADP Ascending Home How To Vote The Nominees Investor Materials Reactions Contact PRESS RELEASES Timeline Press Releases Presentations & Videos Questions Letters & Filings Pershing Square Press Releases: September 25, 2017 Pershing Square Releases Detailed Response to ADP’s September 12, 2017 Presentation September 20, 2017 Pershing Square Releases Letter to Shareholders September 13, 2017 Pershing Square Responds to ADP Presentation September 8, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 6, 2017 Pershing Square Comments on Meeting with ADP Board September 5, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting August 21, 2017 Pershing Square Issues Statement Regarding ADP August 18, 2017 Pershing Square Announces Replay of Webcast Available at www.ADPascending.com August 16, 2017 Pershing Square Announces Details for Webcast August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP August 4, 2017 Pershing Square Announces Investment in ADP Sign up for email updates: Email* Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings Proxy Statement

Toggle navigation ADP Ascending VOTE THE GOLD PROXY CARD. EVERY VOTE MATTERS! Vote Online Vote By Phone Vote By Mail Voting FAQs Pershing Square’s Letter to Shareholders LETTER TO SHAREHOLDERS What you’ll receive as a shareholder
You will receive multiple mailings from both Pershing Square and ADP. You may also receive some materials more than once if you own shares in different accounts. The instructions for voting are different, depending on how your shares are held. If you’re a registered shareholder, you’ll receive a GOLD Proxy Card. If you hold ADP shares through a bank or brokerage account, you’ll receive a GOLD Voting Instruction Form.
It is important that you vote every GOLD card you receive. To support Pershing Square’s Nominees for ADP’s Transformation, you need to vote a GOLD Proxy Card or GOLD Voting Instruction Form (VIF) for each and every account holding ADP shares.
How to Vote the Gold Card Vote Online Vote By Phone Vote By Mail How to vote GOLD
To vote for Pershing Square’s Nominees for ADP’s Transformation, vote the GOLD Proxy Card or GOLD Voting Instruction Form.
Based on your account holdings, you will receive similar material from ADP that will say “White Proxy Card” or “White Voting Instruction Form.” PLEASE DISCARD ANY MATERIALS YOU RECEIVE FROM ADP. VOTE ONLINE
You will need your GOLD Proxy Card or GOLD Voting Instruction Form to vote online. Locate the web address on your GOLD Proxy Card (www.fcrvote.com/ADP) or GOLD Voting Instruction Form (www.proxyvote.com). Locate the unique 12 digit control number located on your GOLD Proxy Card or your unique 16 digit control number located on your GOLD Voting Instruction Form. Access the designated voting site. Follow the instructions provided. VOTE BY PHONE Locate the 12 digit control number on your GOLD Proxy Card, dial the toll free number given on your GOLD Proxy Card and follow the instructions. OR Locate the 16 digit control number on your GOLD Voting Instruction Form, dial the toll-free telephone number given on your GOLD Voting Instruction Form and follow the instructions. VOTE BY MAIL Simply check “For All” sign, date and return your GOLD Proxy Card or GOLD Voting Instruction Form in the postage-paid envelope provided. Remember, you must vote every GOLD Proxy Card or GOLD Voting Instruction Form that’s been mailed to you. If you have any questions about how to vote your shares, please contact our proxy solicitor, D.F. King & Co., Inc., at (866) 342-1635. Voting FAQ Proxy and Voting Information When Should Shareholders Receive Their Proxy Materials? Shareholders should start receiving the Proxy Materials, including the GOLD Proxy Card or GOLD Voting Instruction Form, the week of September 25th.
How Do I Vote By Proxy? You can vote online, by mail or by phone. See the “How To Vote” section of this website. When Is The Cut-Off For Voting My Proxy? If you hold your shares through a bank or brokerage firm, the voting cut-off for Internet or telephone voting is 11:59 PM on November 6, 2017. If you hold your shares in registered form (not through a bank or brokerage firm), the voting cut-off for Internet and telephone voting is at 8:30 am on November 7, 2017 (the start of the Annual Meeting). Why Have I Received More Than One Proxy Card?
You will receive multiple GOLD Proxy Cards or GOLD Voting Instruction Forms for each account that holds shares of ADP. It is very important to submit a vote for each account in which you hold shares via the GOLD Proxy Cards or GOLD Voting Instruction Forms and discard any white proxy cards or white voting instruction forms you receive from ADP. Should I Vote Again When I Get Duplicate Mailings?
Yes, you should vote each and every GOLD Proxy Card or GOLD Voting Instruction Form, for every account holding ADP shares.
What Happens if I Voted the White Proxy Card and Then Want to Change my Vote to Vote for Pershing Square’s Nominees for ADP’s Transformation?
Only your latest dated proxy will count. If you previously voted via a white proxy card or white voting instruction form, you can revoke it by subsequently voting a later dated GOLD Proxy Card or GOLD Voting Instruction Form. I Have Multiple Gold And White Cards. What Should I Do?
Vote each GOLD Proxy Card or GOLD Voting Instruction Form you receive to support Pershing Square’s Nominees for ADP’s Transformation. You should discard all white cards you receive from ADP. What Should I Do With The White Proxy Card?
You should discard all white proxy cards or white voting instruction forms you receive from ADP. How Did Pershing Square Get My Name And Address?
ADP turned over its shareholder lists to Pershing Square as required by state law. Can A Vote Be Changed Or Revoked After A Proxy Card Is Returned? Yes, if you previously returned a white card or white voting instruction form, you can revoke it by subsequently voting a later dated and signed GOLD Proxy Card or GOLD Voting Instruction Form. Voting via the white proxy card will revoke any vote you previously made via the GOLD Proxy Card or GOLD Voting Instruction Form. Accordingly, you should not vote any white proxy cards or white voting instruction forms. Only your most recent vote will count at the annual meeting.
Can I Vote In Person At The Annual Meeting Instead Of Voting By Proxy? Yes. If you hold your shares in registered form (not through a bank or brokerage firm), you can vote by ballot at the annual meeting. If you hold your shares through a bank or brokerage firm, you must obtain a “legal proxy” from your bank or brokerage firm to enable you to vote at the annual meeting. However, we encourage you to vote your GOLD proxy by Internet, telephone, or mail prior to the meeting, even if you plan to attend in person.
Will My Control Number Be The Same For All Of My Accounts? No. You will have a different control number for each account that holds ADP shares. Will The Control Number Be The Same For ADP’s and Pershing Square’s Materials?
No. Each account that holds ADP shares will have separate control numbers for the proxy materials sent to you by Pershing Square (GOLD proxy card control number) versus proxy materials sent to you by ADP (white proxy card control number).
Am I a “Registered Shareholder” or a “Beneficial Shareholder”? What’s the difference? You’re a registered shareholder if you own ADP shares in your own name (not through a bank or brokerage firm). You’re a beneficial shareholder if you own the shares through a bank or brokerage firm. Registered shareholders should vote the GOLD Proxy Card. Beneficial shareholders should vote on the GOLD Voting Instruction Form.
What Should I Do If I’m Not Sure if I Have Received the Right Voting Forms? You should promptly contact our proxy solicitor, D.F. King & Co., Inc., at (866) 342-1635 © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings
PROXY STATEMENT

On September 25, 2017, Pershing Square Capital Management, L.P. and certain affiliates sent the following e-mail to certain subscribers of www.ADPascending.com:

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ADPASCENDING
September 25, 2017
Thank you for your interest in ADP Ascending. Below find a list of pages that have been updated with new or changed content.
Presentations & Videos:
Pershing Square’s Response to ADP’s September 12th Investor Presentation
Press Releases:
Pershing Square Releases Detailed Response to ADP’s September 12, 2017
Presentation
LEGAL NOTICE, DISCLAIMER AND FORWARD-LOOKING INFORMATION
Pershing Square Capital Management, LP. (“Pershing Square”) and certain of its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies In connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and
the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are
advised to read the proxy statement and any other documents related to the Solicitation because they contain Important Information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor,
New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or
email:ADP@dfking.com.
William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS
Management”), Pershing Square, L.P., Pershing Square II. L.P., Pershing Square International, Ud.,
Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under
SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on
Schedule 13D Initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as It may be amended from time to time. Except as described in the Schedule 13D, none of the Individuals listed above has a direct or Indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, If any, In connection with the Annual Meeting.
Neither the press release or related email notification Is an offer to purchase nor a solicitation of an offer to sell any securities of any Investment funds managed by Pershing Square, or the Company, or of any other person. While certain funds managed by Pershing Square have Invested in the common stock of, and/or derivatives referencing, the Company, Pershing Square Is not an affiliate of the Company and Is not authorized to disseminate any Information for or on behalf of the Company.
Copyright © 2017 ADP Ascending. All rights reserved.
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On September 25, 2017, Pershing Square Capital Management, L.P. and certain affiliates have placed the following advertisements on Facebook:

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CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com.

William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting.